Exhibit 10.1

CONFORMED COPY

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (the “Amendment”) is being executed and delivered as of October 14, 2011, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party to the hereinafter identified and defined Credit Agreement, as borrowers (the “Subsidiary Borrowers” and together with the Company, the “Borrowers”), JPMorgan Chase Bank, National Association as administrative agent (the “Administrative Agent”) under said Credit Agreement, and the Required Lenders party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently parties to that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested the Lenders to amend the Credit Agreement in certain respects;

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:

1. Amendment. Effective as of the date first written above upon the satisfaction of the conditions set forth in paragraph 2 below, Section 7.3(S) of the Credit Agreement is hereby amended by deleting the reference to “$100,000,000” set forth therein and replacing such reference with “$200,000,000”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors, (ii) for the account of each Lender that executes and delivers its counterpart hereto as and by such time as is requested by the Administrative Agent, an amendment fee in the amount previously disclosed to the Lenders (it being understood that no Lender shall be entitled to an amendment fee hereunder if such Lender is also paid an amendment fee pursuant to the amendment to the Term Loan Agreement dated as of the date hereof) and (iii) payment and/or reimbursement of its and its affiliates’ fees and expenses (including reasonable out-of-pocket fees and expenses of counsel) in connection herewith.

3. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct and (ii) no Default or Unmatured Default is in effect.

4. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.

5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement or any other Loan Document to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be reference to the Credit Agreement, as amended and modified by this Amendment.

6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE COMPANY OR ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Managing Director

CB&I INC., as a Subsidiary Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CBI SERVICES, INC., as a Subsidiary Borrower

By:	/s/ Terrence G. Browne
Name:	Terrence G. Browne
Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CB&I TYLER COMPANY, as a Subsidiary Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Darren Vanek
Name:	Darren Vanek
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew Griesbach
Name:	Matthew Griesbach
Title:	Director

BNP PARIBAS, as a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Brian D. Williams
Name:	Brian D. Williams
Title:	Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Thomas F. Caver, III
Name:	Thomas F. Caver, III
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

COMPASS BANK, as a Lender

By:	/s/ Susana Campuzano
Name:	Susana Campuzano
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Vice President

ING BANK N.V., as a Lender

By:	/s/ R.W.J. Rijpstra
Name:	R.W.J. Rijpstra
Title:	Director

By:	/s/ E.C. Streng
Name:	E.C. Streng
Title:	Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

BANK OF MONTREAL, as a Lender

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Director

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title: Associate Director, Banking Products Services, US

By:	/s/ Christopher Gomes
Name:	Christopher Gomes
Title: Associate Director, Banking Products Services, US

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ William B. Shepard
Name:	William B. Shepard
Title:	General Manager

By:	/s/ Paul N. Travis
Name:	Paul N. Travis
Title:	Vice President & Head of Corporate Finance

CAPITAL ONE BANK, N.A., as a Lender

By:	/s/ Keith Morton
Name:	Keith Morton
Title:	Vice President

ABU DHABI INTERNATIONAL BANK INC., as a Lender

By:	/s/ David J. Young
Name:	David J. Young
Title:	Vice President

By:	/s/ Nagy S. Kolta
Name:	Nagy S. Kolta
Title:	Executive Vice President

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James P. Hughes
Name:	James P. Hughes
Title:	Director

By:	/s/ Robert K. Reddington
Name:	Robert K. Reddington
Title:	Credit Documentation Manager
Credit Documentation Unit, WB Legal-Americas

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill S. Vaughan
Name:	Jill S. Vaughan
Title:	Executive Vice President

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

BOKF, N.A. dba Bank of Texas, as a Lender

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ BC Robinson
Name:	Bruce Robinson
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Michael Weinert
Name:	Michael Weinert
Title:	Assistant Vice President

By:	/s/ Sandy Bali
Name:	Sandy Bali
Title:	Associate

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

COMERICA BANK, as a Lender

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Vice President

ARAB BANKING CORPORATION, as a Lender

By:	/s/ Robert J. Ivosevich
Name:	Robert J. Ivosevich
Title:	General Manager

By:	/s/ T.E. Fitzherbert
Name:	T.E. Fitzherbert
Title:	Vice President

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 in connection with that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “Company”), certain Subsidiaries of the Company party thereto as borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, National Association as administrative agent (the “Administrative Agent”) under the Credit Agreement and the lenders party to said Credit Agreement, which Amendment No. 1 is dated as of October 14, 2011 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[signature pages follow]

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Vice President and Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CB&I INC.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY an Illinois corporation

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CBI VENEZOLANA, S.A.

By:	/s/ Kenneth L. Schmidt
Name:	Kenneth L. Schmidt
Title:	President

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Kenneth L. Schmidt
Name:	Kenneth L. Schmidt
Title:	Legal Representative

CBI CONSTRUCCIONES S.A.

By:	/s/ Kenneth L. Schmidt
Name:	Kenneth L. Schmidt
Title:	Alternate Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
Name:	Raymond Buckley
Title:	Managing Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
Name:	Raymond Buckley
Title:	Director

CBI LUXEMBOURG S.a.r.L.

By:	/s/ Raymond Buckley
Name:	Raymond Buckley
Title:	Director

CMP HOLDINGS B.V.

By:	/s/ Raymond Buckley
Name:	Raymond Buckley
Title:	Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CBI CONSTRUCTORS PTY. LTD.

By:	/s/ Geoffrey Ronald Loft
Name:	Geoffrey Ronald Loft
Title:	Director

CBI ENGINEERING CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Geoffrey Ronald Loft
Name:	Geoffrey Ronald Loft
Title:	Executive Director

CBI (PHILIPPINES), INC.

By:	/s/ Geoffrey Ronald Loft
Name:	Geoffrey Ronald Loft
Title:	Treasurer

CBI OVERSEAS, LLC

By:	/s/ Geoffrey Ronald Loft
Name:	Geoffrey Ronald Loft
Title:	Director

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By:	/s/ Ross Adame
Name:	Ross Adame
Title:	Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CBI CONSTRUCTORS LIMITED

By:	/s/ Kevin Forder
Name:	Kevin Forder
Title:	Director

CBI HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin Forder
Name:	Kevin Forder
Title:	Director

CB&I UK LIMITED

By:	/s/ Kevin Forder
Name:	Kevin Forder
Title:	Director

CB&I LUMMUS CREST LTD.

By:	/s/ L.T.M. Kester
Name:	L.T.M. Kester
Title:	Managing Director

CB&I LUMMUS MALTA LIMITED

By:	/s/ L.T.M. Kester
Name:	L.T.M. Kester
Title:	Director

LUTECH RESOURCES LIMITED

By:	/s/ L.T.M. Kester
Name:	L.T.M. Kester
Title:	Director

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Imre A. Csoti
Name:	Imre A. Csoti
Title:	Director

CB&I LUMMUS B.V.

By:	/s/ Imre A. Csoti
Name:	Imre A. Csoti
Title:	Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Peter K. Bennett
Name:	Peter K. Bennett
Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Peter K. Bennett
Name:	Peter K. Bennett
Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Peter K. Bennett
Name:	Peter K. Bennett
Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Peter K. Bennett
Name:	Peter K. Bennett
Title:	Managing Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Managing Director

CB&I LUMMUS PTE LTD.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Director

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Director

CBI COLOMBIANA S.A.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Managing Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CB&I LUMMUS GLOBAL INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Vice President - Finance & Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Director

LUMMUS CATALYST COMPANY LTD.

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

CB&I LUMMUS GLOBAL OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES (CDTECH) a Texas general partnership

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Management Committee Member

LUMMUS TECHNOLOGY INC.

By:	/s/ John R. Albanese, Jr.
Name:	John R. Albanese, Jr.
Title:	Senior Vice President, Chief Financial Officer, & Treasurer

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

CBI SERVICES, INC.

By:	/s/ Terrence G. Browne
Name:	Terrence G. Browne
Title:	Treasurer

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By:	/s/ Robert Havlick
Name:	Robert Havlick
Title:	Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Travis L. Stricker
Name:	Travis L. Stricker
Title:	Director

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ Sergio M. Lopez
Name:	Sergio M. Lopez
Title:	Managing Director

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
Name:	Godofredo Follmer
Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
Name:	Andreas Schwarzhaupt
Title:	Director

CB&I LUMMUS S.R.O.

By:	/s/ Hynek Jicinsky
Name:	Hynek Jicinsky
Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ Peter Rano
Name:	Peter Rano
Title:	General Manager

HORTON CBI LIMITED

By:	/s/ Marc R. Beauregard
Name:	Marc R. Beauregard
Title:	President

Signature Page to Amendment No. 1 to

Chicago Bridge & Iron Company N.V. et al

Third Amended and Restated Credit Agreement dated as of July 23, 2010